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                        MICHAELS-Registered Service Mark-
                        THE ARTS AND CRAFTS STORE -SM-



                                     1998
                              R. MICHAEL ROULEAU
                           CHIEF EXECUTIVE OFFICER

                                  BONUS PLAN

                                 CONFIDENTIAL



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1998 CHIEF EXECUTIVE OFFICER
BONUS PLAN OVERVIEW

A.   PURPOSE
     The 1998 Corporate Management Bonus Plan has been developed to provide financial incentives to those members of management that can make an important contribution to Michaels success.

     1.   BONUS PAYOUT
          Bonus payout for the Chief Executive Officer can be up to 60% of your base salary as of February 1, 1998.

B.   BONUS PLAN ELIGIBILITY

     1. The performance period parallels Fiscal Year 1998. It begins on February 1, 1998 and concludes on January 30, 1999.

     2. If the Chief Executive Officer was not employed in a bonus eligible position during the entire fiscal year, he/she will be eligible to receive a prorated bonus based upon the number of full months that he/she was in position. Individuals who assume the position on or before the 15th of the month, will receive credit for the entire month. Individuals who assume the position after the 15th will not receive credit for that month.

     3. Your target bonus payout will be a percentage of your actual base salary as of February 1, 1998.

     4. In order to receive any payout, you must be employed by the Company, in a bonus eligible position, on January 30, 1999.

     5. If an associate is promoted or changes jobs during the bonus period, bonus earnings will be calculated based upon the number of full months (see #2, above) in each position, the respective base salaries and the applicable target bonus amount(s).

     6. Bonus payments are typically made in April of the following fiscal year.

     7. The Company anticipates that this bonus plan will be part of an ongoing bonus program, but the Company does not guarantee that the program will in fact continue for future periods or that the terms of the program will not change.


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MICHAELS STORES INC.
1998 CORPORATE BONUS PLAN

CHIEF EXECUTIVE OFFICER

BONUS TARGET = 50% OF BASE SALARY AS OF 2/1/98
BONUS POTENTIAL = 60% OF BASE SALARY AS OF 2/1/98



E.P.S.                  Company Profit
32,212,000 Shares       Before Taxes             % of Base Salary
                        ($ millions)             Earned

$1.49 at $79.9          Above $79.9              60%
                        (110+)

$1.35 at $72.6          PLAN   $72.6 -- 79.8     50%
                        (100 to 110.0%)

$1.28 at $69.0          $69.0 -- 72.5            40%
                        (95 to 99.9%)

$1.23 at $66.1          $66.1 -- 68.9            20%
                        (91 to 94.9%)

$1.18 at $63.1          $63.1 -- 66.0            10%
                        (87 to 90.9%)

                        Less than $63.1          0%
                        (below 87%)

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